MASSMUTUAL FUNDS
MassMutual U.S. Government Money Market Fund
Supplement dated April 25, 2025 to the
Prospectus dated February 1, 2025, as Revised on February 5, 2025, and the
Summary Prospectus dated February 1, 2025
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements. The information in this supplement replaces the information in the previous supplement for the MassMutual U.S. Government Money Market Fund, dated March 24, 2025.
The Board of Trustees of the MassMutual Premier Funds has approved a Plan of Liquidation and Termination pursuant to which it is expected that the MassMutual U.S. Government Money Market Fund (the “Fund”) will be dissolved. Effective on or about September 5, 2025 (the “Termination Date”), shareholders of Class R5 shares of the Fund will receive proceeds in proportion to the number of Class R5 shares held by each of them on the Termination Date.
Please note that prior to the Termination Date, the Fund may hold most or all of its assets in cash or cash equivalents and therefore may not be able to meet its investment objective.
Effective on and after August 1, 2025, the Fund will not be available for purchase by new investors. Customers who are invested in the Fund as of July 31, 2025 will continue to be able to invest through the Termination Date. Exceptions will only be permitted on a case-by-case basis at the discretion of MML Distributors, LLC.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
PREMPRO-25-07
USGOVMM-25-03